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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 13, 2002



                                    DPL Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Ohio                          1-9052                31-1163136
(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                   Number)            Identification No.)


                               1065 Woodman Drive
                               Dayton, Ohio 45432

          (Address of Principal Executive Offices, including Zip Code)



                                 (937) 224-6000
              (Registrant's Telephone Number, Including Area Code)



                                      None

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE

     On August 14, 2002 the Chief Executive Officer and Chief Financial Officer of DPL Inc. each filed a sworn statement with the Securities and Exchange Commission ("SEC") as required by the SEC's June 27, 2002 order 4-460.

     Also, on August 14, 2002, DPL Inc. filed its Annual Report on Form 10-K/A for the year ended December 31, 2001, its Quarterly Report for 10-Q/A for the quarter ended March 31, 2002 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of its Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     The text of each of these certifications is set forth below.

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Allen M. Hill, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of DPL Inc., and, except as corrected or supplemented in a subsequent covered report:

       . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's finance and audit review committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       .      2001 Annual Report on Form 10-K of DPL Inc. as amended by Form
              10-K/A.

       . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of DPL Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       .      any amendments to any of the foregoing.


/s/ Allen M. Hill                          Subscribed and sworn to before me
    -------------------                    this  13th day of August, 2002.
Allen M. Hill
August 13, 2002

                                           /s/ Timothy G. Rice
                                               ------------------
                                               Timothy G. Rice, Attorney at Law
                                               Notary Public, State of Ohio

                                           My Commission expires:

                                           No expiration date
                                           ------------------------

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STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Elizabeth M. McCarthy, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of DPL Inc., and, except as corrected or supplemented in a subsequent covered report:

       . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's finance and audit review committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       .      2001 Annual Report on Form 10-K of DPL Inc. as amended by Form
              10-K/A.

       . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of DPL Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       .      any amendments to any of the foregoing.


/s/ Elizabeth M. McCarthy                     Subscribed and sworn to before me
    ---------------------                     this 13th day of August, 2002.
Elizabeth M. McCarthy
August 13, 2002

                                              /s/ Timothy G. Rice
                                                  ----------------------
                                              Timothy G. Rice, Attorney
                                              Notary Public, State of Ohio

                                              My Commission expires:

                                              No expiration date
                                              -------------------------

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                                    DPL Inc.

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of DPL Inc. (the "Issuer") hereby certify that each of the Issuer's Annual Report on Form 10-K/A for the year ended December 31, 2001, the Issuer's Quarterly Report on Form 10-Q/A for the period ended March 31, 2002 and the Issuer's Quarterly Report on Form 10-Q for the period ended June 30, 2002, which this certificate accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Signed:

/s/ Allen M. Hill
    ------------------------
Allen M. Hill

/s/ Elizabeth M. McCarthy
    ---------------------
Elizabeth M. McCarthy

Date:    August 13, 2002

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DPL Inc.

                                                 /s/ Elizabeth M. McCarthy
                                                     ---------------------------
Date:    August 13, 2002                  By:    Elizabeth M. McCarthy
                                          Its:   Group Vice President and Chief
                                                 Financial Officer

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